UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                 Entry Into a Material Definitive Agreement.

On June 19, 2018, ReShape Lifesciences Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors for the sale by the Company of 469,490 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $3.07 per share (the “Registered Direct Offering”). Concurrently with the Registered Direct Offering, and pursuant to the Purchase Agreements, the Company also sold unregistered warrants exercisable for an aggregate of 469,490 shares of Common Stock (the “Warrants”), which represents 100% of the shares of Common Stock sold in the Registered Direct Offering, for a purchase price of $0.125 per Warrant and with an exercise price of $3.08 per share (the “Private Placement”). Subject to certain ownership limitations, the Warrants are exercisable upon issuance. The Warrants will expire on the 5.5 year anniversary of the date of issuance. Neither the Warrants nor the shares of Common Stock underlying the Warrants have been registered with the Securities and Exchange Commission (“SEC”). The Purchase Agreements contain representations, warranties and covenants of the investors and the Company that are customary for transactions of this type.

The Registered Direct Offering and the Private Placement are expected to close on June 21, 2018, subject to customary closing conditions. The Company intends to use $500,000 of the net proceeds of the Registered Direct Offering to redeem 500 of the currently 5,250 outstanding shares of its series D convertible preferred stock, which the Company agreed to as an inducement to obtain the required consent of the holder of series D convertible preferred stock for the Company to complete the Registered Direct Offering, and the remainder of the net proceeds of the Registered Direct Offering to continue its commercialization efforts, for clinical and product development activities, and for other working capital and general corporate purposes. The Company estimates that the net proceeds from the transactions will be approximately $800,000 after deducting the $500,000 to be used to redeem shares of series D convertible preferred stock, certain fees due to the placement agent and other estimated transaction expenses.

The 469,490 shares of Common Stock sold in the Registered Direct Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the SEC on May 21, 2018 and subsequently declared effective on June 1, 2018 (File No. 333-225083), and the base prospectus dated as of June 1, 2018 contained therein. The Company filed a prospectus supplement with the SEC on June 21, 2018 in connection with the sale of the shares of Common Stock in the Registered Direct Offering.

The Warrants and the Placement Agent Warrants (as defined below) were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

In connection with the Registered Direct Offering and the Private Placement, the placement agent received an aggregate fee equal to 8.0% of the gross proceeds received by us from the sale of the securities in the Registered Direct Offering and Private Placement, as well as $65,000 for expenses, and warrants to purchase up to 7.0% of the aggregate amount of shares of Common Stock sold in the Registered Direct Offering (the “Placement Agent Warrants”). For purposes of determining the placement agent fee and number of Placement Agent Warrants to be issued, the Company and the placement agent agreed to exclude the $500,000 in proceeds that will be used to redeem shares of series D convertible preferred stock. The Placement Agent Warrants have substantially the same terms as the Warrants, except that the exercise price of the Placement Agent Warrants is $3.99 per share and the term of the Placement Agent Warrants is five years.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Purchase Agreements, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the form of Purchase Agreement, the form of Warrant and the form of Placement Agent Warrant which are filed hereto as exhibits 10.1, 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.

A copy of the opinion of Fox Rothschild LLP relating to the validity of the shares of Common Stock issued in the Registered Direct Offering is filed herewith as Exhibit 5.1.

Item 3.02                                 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the Warrants and the Placement Agent Warrants are incorporated by reference into this Item 3.02.

Item 8.01                                 Other Events.

On June 20, 2018, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01                                 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Fox Rothschild LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Fox Rothschild LLP (included in Exhibit 5.1)
99.1	Press Release dated June 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: June 21, 2018